                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-33530

           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
              MORGAN STANLEY DEAN WITTER EUROPEAN GROWTH FUND INC.
                            DATED JANUARY 31, 2000


     The third paragraph of the section entitled "V. Investment Management and Other Services -- A. Investment Manager and Sub-Advisor" in the above Statement of Additional Information is revised to reflect that, effective May 1, 2000, the Directors of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $3 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.95% of the portion of daily net assets not exceeding $500 million; 0.90% of the next $1.5 billion; 0.85% of the next $1 billion; and 0.825% of the portion of daily net assets exceeding $3 billion.



May 1, 2000